Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of Kandi Technologies Group, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Xueqin Dong, Chief Executive Officer, and Jehn Ming Lim, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2023	/s/ Xueqin Dong
Xueqin Dong
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Jehn Ming Lim
Jehn Ming Lim
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)